Exhibit 32.2

Certification by the Chief Financial Officer

Required by Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C Section 1350

I, Eric Bello, Chief Financial Officer of Quipp, Inc., a Florida corporation (the “Company”), hereby certify that, based on my knowledge:

(1)

The Company’s quarterly report on Form 10-Q for the period ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

*     *     *

/s/ ERIC BELLO
Eric Bello
Chief Financial Officer

Date: August 10, 2007